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			      		       PHOTOGRAPHS OF SUBJECT PROPERTY





	 	 [EXTERIOR PHOTOGRAPH OF ARBORETUM VI PROPERTY]









	 	 [EXTERIOR PHOTOGRAPH OF ARBORETUM VII PROPERTY]





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			      		       PHOTOGRAPHS OF SUBJECT PROPERTY





	 	 [INTERIOR VIEW OF SELECTED BUILDINGS]









	 	 [INTERIOR VIEW OF SELECTED BUILDINGS]





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			      		       PHOTOGRAPHS OF SUBJECT PROPERTY





	  [EXTERIOR VIEW LOOKING EAST ALONG ARBORETUM PARKWAY]









	  [EXTERIOR VIEW LOOKING WEST ALONG ARBORETUM PARKWAY]